UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2021

Kimco Realty Corporation
(Exact name of registrant as specified in charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-10899	13-2744380
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)
500 N. Broadway
Suite 201
Jericho, New York 11753

Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

As previously disclosed, on August 3, 2021, Kimco Realty Corporation, a Maryland corporation (the “Company”), completed its previously announced acquisition of Weingarten Realty Investors, a Texas real estate investment trust (“WRI”), pursuant to the Agreement and Plan of Merger, dated as of April 15, 2021 (the “Merger Agreement”), by and between the Company and WRI.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on August 4, 2021 regarding the completion of its acquisition of WRI to include the historical financial statements of WRI required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. After reasonable inquiry, the Company is not aware of any other material factors relating to WRI that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of WRI and its subsidiaries as of December 31, 2020 and 2019 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020 are filed herewith as Exhibit 99.1 and incorporated to this Item 9.01(a) by reference.

The unaudited consolidated balance sheet of WRI and its subsidiaries as of June 30, 2021 and the related consolidated statements of operations, comprehensive income, equity and cash flows for the three-month periods and six-month periods ended June 30, 2021 and 2020 filed herewith as Exhibit 99.2 and incorporated to this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020, and for the six months ended June 30, 2021, after giving effect to the acquisition of WRI and adjustments described in such pro forma financial statements are filed herewith as Exhibit 99.3 and incorporated to this Item 9.01(a) by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1
Audited consolidated balance sheets of Weingarten Realty Investors and its subsidiaries as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income, equity and cash flows, for each of the three years in the period ended December 31, 2020.

99.2
Unaudited consolidated balance sheet of Weingarten Realty Investors and its subsidiaries as of June 30, 2021, and the related consolidated statements of operations, comprehensive income, equity and cash flows for the three-month periods and the six-month periods ended June 30, 2021 and 2020.

99.3
Unaudited pro forma condensed combined balance sheet of Kimco Realty Corporation as of June 30, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020, and for the six months ended June 30, 2021, giving effect to the acquisition of Weingarten Realty Investors.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2021	KIMCO REALTY CORPORATION

/s/ Glenn G. Cohen
Glenn G. Cohen
Chief Financial Officer